                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 12, 2001


                     DISCOVERY PARTNERS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        000-31141                                         33-0655706
(Commission File Number)                       (IRS Employer Identification No.)


                             9640 Towne Centre Drive
                           San Diego, California 92121
               (Address of principal executive offices) (Zip Code)

                                 (858) 455-8600
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

(a) On January 12, 2001, Discovery Partners International, Inc., a Delaware corporation ("Registrant") acquired all of the issued and outstanding capital stock of Systems Integration Drug Discovery Company, Inc., an Arizona corporation ("SIDDCO"), by means of a reverse-triangular merger whereby SI Acquisition Corporation, an Arizona corporation and a wholly-owned subsidiary of Registrant ("MergerCo"), was merged (the "Merger"), with and into SIDDCO. The Merger was consummated upon the terms and conditions set forth in the Agreement and Plan of Reorganization dated December 21, 2000 (the "Merger Agreement") by and among Registrant, MergerCo, SIDDCO, Bruce Seligmann and Karen Junghans, Trustees of the Seligmann-Junghans Family Trust U/A/D July 9, 1999, Colin Dalton, Melvin Reisinger, Jr. and High Throughput Genomics, Inc., a Delaware corporation and a wholly-owned subsidiary of SIDDCO ("HTG").

        In the Merger, all of the outstanding common stock and options to purchase common stock of SIDDCO were converted into the right to receive a ratable portion of $11,453,398 in cash and all of the outstanding preferred stock of SIDDCO was converted into the right to receive a ratable portion of $750,000 in cash (collectively, the "Purchase Price"). The Purchase Price actually paid to the holders of common stock and options to purchase common stock of SIDDCO, however, was reduced by the aggregate sum of $1,756,893, which sum was used to pay off certain indebtedness and transaction expenses of SIDDCO. Registrant funded the Purchase Price from Registrant's working capital. Simultaneously with the Merger, SIDDCO spun off to its pre-Merger stockholders all of the stock of HTG which was formed to carry on SIDDCO's multi-array plate screening technology business. The consideration for and the other terms and conditions of the Merger and the Merger Agreement were determined by arms-length negotiations between Registrant and SIDDCO.

(b) SIDDCO is a Tucson, Arizona based corporation involved in combinatorial chemistry research and development. Registrant intends to continue the operations of SIDDCO as a subsidiary of Registrant and use SIDDCO's plant, equipment and other physical property in the conduct of such operations. If such assets are underutilized, Registrant may also utilize such assets to carry on other combinatorial chemistry activities.

        The description of the transaction set forth above is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1.

Item 7. Financial Statements and Exhibits.

        (a)     Financial Statements of Businesses Acquired.

                The Financial Statements described in Item 7(a) of Form 8-K need not be filed under applicable rules, regulations and policies of the Securities and Exchange Commission pending the filing on or prior to March 29, 2001 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000.

        (b)     Pro Forma Financial Information.

                The Pro Forma Financial Information described in Item 7(b) of Form 8-K need not be filed under applicable rules, regulations and policies of the Securities and Exchange Commission pending the filing on or prior to March 29, 2001 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000.

        (c)     Exhibits.

                Exhibit 2.1. Agreement and Plan of Reorganization dated December 21, 2000 by and among Discovery Partners International, Inc., a Delaware corporation, SI Acquisition Corporation, an Arizona corporation, Systems Integration Drug Discovery Company, Inc., an Arizona corporation, Bruce Seligmann and Karen Junghans, Trustees of the Seligmann-Junghans Family Trust U/A/D July 9, 1999, Colin Dalton, Melvin Reisinger, Jr. and High Throughput Genomics, Inc., a Delaware corporation (the "Merger Agreement"). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of

                              Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DISCOVERY PARTNERS INTERNATIONAL, INC.


                                      /s/ Jack Fitzpatrick
                                      ------------------------------------------
                                      Jack Fitzpatrick, Chief Financial Officer,
                                      Vice President Finance and Administration
                                      and Secretary


Dated:  January 26, 2001

                                  EXHIBIT INDEX


        EXHIBIT                                                                      SEQUENTIALLY
        NUMBER                                DOCUMENT                               NUMBERED PAGE
        -------                               --------                               -------------
          2.1            Agreement and Plan of Reorganization dated December               1
                         21, 2000 by and among Discovery Partners International,
                         Inc., a Delaware corporation, SI Acquisition
                         Corporation, an Arizona corporation, Systems
                         Integration Drug Discovery Company, Inc., an Arizona
                         corporation, Bruce Seligmann and Karen Junghans,
                         Trustees of the Seligmann-Junghans Family Trust U/A/D
                         July 9, 1999, Colin Dalton, Melvin Reisinger, Jr. and
                         High Throughput Genomics, Inc., a Delaware corporation
                         (the "Merger Agreement"). Certain schedules and
                         exhibits referenced in the Merger Agreement have been
                         omitted in accordance with Item 601(b)(2) of Regulation
                         S-K. A copy of any omitted schedule and/or exhibit will
                         be furnished supplementally to the Securities and
                         Exchange Commission upon request.